UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):      July 20, 2006
PPG Industries, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      412-434-3131
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective as of July 20, 2006, the Bylaws of PPG Industries, Inc. were amended to reflect the dissolution of the Investment Committee of the Board of Directors, and the establishment of the Technology and Environment Committee of the Board of Directors. This description of the amendment to the Bylaws of the Company is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, which are set forth as Exhibit 99.1 to this Current Report and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1     Amended and Restated Bylaws of PPG Industries, Inc., effective as of July 20, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG Industries, Inc.

July 21, 2006	By:	/s/ JAMES C. DIGGS

James C. Diggs Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Bylaws of PPG Industries, Inc., effective as of July 20, 2006.